UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                              ---------------------



                                   FORM 8 - K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                December 7, 2000
                                ----------------
                                (Date of Report)

                             AREMISSOFT CORPORATION
                             ----------------------
             (Exact name of registrant as specified in its charter)


                             STATE OF DELAWARE 7372
                                   68-0413929
                              --------------------
                    (State or other jurisdiction (Commission
                                  (IRS Employer
                         of incorporation) File Number)
                               Identification No.)


            216 Haddon Avenue, Suite 607, Westmont, NJ 08108 (Address
                   of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (856) 869-0770


            200 Central Park South, #23-A, New York, NY 10019 (Former
              name or former address, if changed since last report)




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Item 9.   Regulation FD Disclosure

        (a) A press release issued by AremisSoft Corporation (the "Company") on December 6, 2000 is attached hereto as Exhibit 99.1.

        (b) The Company intends to hold a conference call at 9:00 a.m. EST on December 7, 2000, to discuss the Company's outlook for the year 2001, the acquisition of e-ChaRM India Pvt Ltd., and answers to investors' questions. The conference call will be hosted by Roys Poyiadjis, President and Chief Executive Officer, and Paul Bloom, Executive Vice President of Corporate Development, and may include a discussion of the following forward looking information which reflects the Company's current expectations for 2001:

Business Outlook for Fiscal Year 2001

Revenue growth                                      58 - 62%
Software licenses (percent of revenue)              51 - 53%
Maintenance and services (percent of revenue)       42 - 44%
Hardware and other (percent of revenue)              5 -  6%
Gross profit (percent of revenue)                   72 - 73%
Sales and marketing (percent of revenue)            30 - 31%
Research and development (percent of revenue)        7 -  8%
General and administrative (percent of revenue)     11 - 12%
Operating income (percent of revenue)               25 - 26%
Interest income ($ millions)                      $1.3 - $1.4m
Shares/year (average for full year)                18,400,000
Expected percentage of revenue:
        1st quarter                                 18 - 19%
        2nd quarter                                 23 - 24%
        3rd quarter                                 27 - 28%
        4th quarter                                 30 - 31%
Expected operating margins:
        1st quarter                               16.5 - 17.5%
        2nd quarter                               24.5 - 25.5%
        3rd quarter                               28.0 - 29.0%
        4th quarter                               28.5 - 29.5%

Assume an effective tax rate of 20%


Cautionary Statement for Purposes of the "Safe Harbor" Provisions of the Private Securities Litigation Reform Act of 1995: All statements included in this Report under the "Business Outlook for Fiscal Year 2001" are "forward looking statements." These statements are based on management's beliefs and assumptions, and on information currently available to management. Forward looking statements include, but are not limited to, statements in which words such as "expect," "see," "anticipate," "intend," "plan," "believe," "estimate," "consider," or similar expressions are used. Forward looking statements are not guarantees of future performance. They involve risks, uncertainties, and assumptions, including risks discussed under "Risk Factors" in the Company's most recent annual report on Form 10-K and the final prospectus on Form S-3, SEC File No. 333-31768, all of which are incorporated herein by reference. The Company's actual results and stockholder values may differ materially from those anticipated or expressed in these forward looking statements. Many of the


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factors that will  determine  these  results and values are beyond the Company's ability to control or predict. The Company undertakes no obligation to publicly update or correct these forward looking statements, whether as a result of new information, future events or otherwise.

                                   Signatures


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: December 7, 2000             AREMISSOFT CORPORATION



                                    By:  /s/ROYS POYIADJIS
                                          ----------------------------------
                                         Roys Poyiadjis
                                         Chief Executive Officer & President


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                                  EXHIBIT INDEX

Exhibit No.                             Description

99.1                                    Press Release dated December 6, 2000